UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2014
NEUROKINE PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)
British Columbia	333-161157	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1275 West 6th Avenue, Vancouver, British Columbia, Canada		V6H 1A6
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 805-7783
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 24, 2014, Maziar Badii and Richard Azani resigned as directors of our company.  The resignations of Maziar Badii and Richard Aazani were not the result of any disagreements with our Company regarding our operations, policies, practices or otherwise.  In addition, Hamid Doroudian resigned as our president, chief executive officer and secretary.

On July 24, 2014, we appointed Patrick C. Frankham and Hamid Doroudian as directors of our company and appointed Ahmad Doroudian, a current director, as president, chief executive officer and secretary.

Patrick C. Frankham

Dr. Frankham has over 18 years of experience in the biopharmaceutical and services industries. Prior to joining Boehringer Ingelheim, he founded several multinational healthcare startup enterprises including healthcare information technology, services and pharmaceuticals companies. His professional experience includes public and private companies as well as multinational corporations. Notable prior organizations where he held increasing leadership roles include, Phoenix International Life Sciences (MDS Pharma Services), Endoceutics Inc., AeternaZentaris, BioAxone Biosciences, & ICON Clinical Research.

We appointed Dr. Frankham to our board due to his background in the biopharmaceutical industry.

Hamid Doroudian

Dr. Doroudian was appointed as our president, chief executive officer and secretary on August 30, 2011.

Dr. Doroudian has over 20 years experience in managing and overseeing clinical research and development of pharmaceutical products. Dr. Doroudian is a founder and owner of Pharmex Rom Industry Ltd., a Romania based company specializing in the development and manufacture of over-the-counter pharmaceutical products and supplements. Dr. Doroudian has served as general manager of Pharmex Rom Industry Ltd. since 1992 where his duties have included overseeing all aspects of Pharmex’s business, including clinical research and product development, regulatory affairs, licensing, distribution, and general operations. Dr. Doroudian received his MD (1992) from the University of Medicine Iasi in Romania where he is resident. He has worked closely in the past with Neurokine’s clinical research group in Europe, providing guidance regarding clinical research, product development and manufacturing.

Dr. Hamid Doroudian is the brother of Dr. Ahmad Doroudian, a director of our company.  We appointed Dr. Doroudian to our board due to his background in the pharmaceutical industry.

There have been no transactions between our company and Patrick C. Frankham and Hamid Doroudian since our last fiscal year which would be required to be reported herein.

Our board of directors now consists of Ahmad Doroudian, Hamid Doroudian and Patrick C. Frankham.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2014

NEUROKINE PHARMACEUTICALS INC.

/s/ Hamid Doroudian

Dr. Hamid Doroudian

President, Chief Executive Officer, Secretary and Director

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